THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST
One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

For information:
Camillo Schmidt-Chiari
Carter Austin
(914) 921-5070
PRESS RELEASE

FOR IMMEDIATE RELEASE
Rye, New York		NYSE – GGZ
December 6, 2017		CUSIP – 36249W104

GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

CONCLUDES 2017 RIGHTS OFFERING

HEAVILY OVER-SUBSCRIBED

Rye, NY — The Board of Trustees of The Gabelli Global Small and Mid Cap Value Trust (NYSE:GGZ) (the “Fund”) is pleased to announce the completion of its transferable rights offering (the “Offering” or “Offer”) in which more than 2.5 million common shares will be issued, resulting in proceeds to the Fund of approximately $29.7 million. Pursuant to the Offer, the Fund issued one transferable right (a “Right”) for each common share of the Fund to shareholders of record (record date shareholders) as of October 23, 2017. Holders of Rights were entitled to purchase common shares by submitting three Rights and $11.50 for each share to be purchased (the subscription price). The Offer expired at 5:00 PM Eastern Time on December 5, 2017 and the Rights no longer trade on the New York Stock Exchange.

Preliminary results indicate that the Fund received total subscriptions of approximately $110.5 million (including over-subscription requests and notices of guaranteed delivery) for 373% of the 2,578,483 shares available to be issued pursuant to the primary subscription. Approximately 77% of the shares to be issued were subscribed for in the primary subscription. The over-subscription requests exceeded the over-subscription shares available. As a result, the available over-subscription shares will be allocated pro rata among those fully exercising record date shareholders based on the number of Rights originally issued to them by the Fund. The new common shares will be issued on or about December 12, 2017.

We thank all our subscribing shareholders as well as the full service brokers and financial advisers who assisted our shareholders throughout the Offering.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges, and expenses carefully before investing. The Fund’s prospectus contains this and additional information about the Fund and the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus, please contact the Fund at 800-GABELLI or 914-921-5070 or visit www.gabelli.com.

The Gabelli Global Small and Mid Cap Value Trust is a diversified, closed-end management investment company with $150 million in total net assets whose investment objective is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies with small or medium sized market capitalizations. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).